Principal Funds, Inc.
Supplement dated December 18, 2020
to the Prospectus dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX

In the Investment Advisor and Portfolio Managers section, remove Randy R. Woodbury from the list of portfolio managers, and add the following alphabetically to the list of portfolio managers:

Jeff Callahan (since 2020), Portfolio Manager

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
SHARE CLASS CONVERSION NOTICE: On December 15, 2020, the Fund’s Board of Directors approved the conversion of the Fund’s Class C shares into Class A shares. Following the close of business on February 23, 2021, Class C shares of the Fund will automatically convert into Class A shares of the Fund on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of a sales charge or any other charge. As a result of the conversion, the affected shareholders will be in a better position with respect to expenses, as expenses are lower for Class A Shares than for the current Class C shares. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders.
On or about February 23, 2021 delete references to Class C shares of this Fund from the prospectus.
In the Purchase and Sale of Fund Shares section, add the following paragraph:
Effective as of the close of the New York Stock Exchange on January 6, 2021, Class C shares will no longer be available for purchase except in limited circumstances.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
On or about January 1, 2021, in the Sub-Advisors section, delete references to Symphony Asset Management LLC and replace with Nuveen Asset Management LLC, alphabetically.

SUMMARY FOR INTERNATIONAL SMALL COMPANY FUND
SHARE CLASS LIQUIDATION NOTICE: On December 15, 2020, the Fund’s Board of Directors approved the liquidation of the Fund’s Class A shares. Following the close of business on February 23, 2021, outstanding Class A shares of the Fund will be redeemed at net asset value on such date and proceeds will be sent to shareholders of record. The Fund expects that the liquidation and redemption of Class A shares will result in capital gain or loss to the taxable shareholders in the same manner as a voluntary redemption. Taxable shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption, as well as any voluntary redemption or exchange prior to the liquidation date.
On or about February 23, 2021 delete references to Class A shares of this Fund from the prospectus.
In the Purchase and Sale of Fund Shares section, add the following paragraph:
Effective as of the close of the New York Stock Exchange on January 6, 2021, Class A shares will no longer be available for purchase except in limited circumstances.

SUMMARY FOR SMALL-MIDCAP GROWTH FUND
On or about January 1, 2021, delete the Investment Advisor and Sub-Advisor and Portfolio Managers sections and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Christopher T. Corbett (since 2019), Portfolio Manager
•Michael Iacono (since 2019), Co-Portfolio Manager
•Marc R. Shapiro (since 2020), Co-Portfolio Manager

MANAGEMENT OF THE FUNDS
Effective as of the date of this supplement, under The Manager and Advisor, make the following changes:
Delete all references to Randy R. Woodbury.
Under Advisor: Principal Global Investors, LLC, add the following to the list of portfolio managers:
Jeff Callahan has been with Principal® since 2006. He earned a B.A. in Business Administration with an emphasis in Finance from Wartburg College and an M.B.A. form the University of Iowa. Mr. Callahan has earned the right to use the Chartered Financial Analyst designation.
On or about January 1, 2021, under The Manager and Advisor, make the following changes:
Add Small-MidCap Growth (services provided by Columbus Circle, a specialized boutique of PGI) to the alphabetical list of funds.
Delete the fourth paragraph after the alphabetical list of Funds and replace with the following:
As reflected in the Fund summaries, the day-to-day portfolio management, for some Funds, is shared by multiple portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. However:
•For the Blue Chip Fund, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may make investment decisions in Mr. Nolin’s absence.
•For the Small-MidCap Growth Fund, Mr. Corbett is the lead Portfolio Manager with final decision making authority, and Mr. Iacono and Mr. Shapiro are Co-Portfolio Managers. Mr. Iacono and Mr. Shapiro may make investment decisions in Mr. Corbett’s absence.
Add the following to the list of portfolio managers under Advisor: Principal Global Investors, LLC:
Christopher T. Corbett has been with Principal® since 2006. He earned a B.B.A in Accounting and an M.B.A. in Finance from the University of Notre Dame. Mr. Corbett has earned the right to use the Chartered Financial Analyst designation.
Michael Iacono has been with Principal® since 1997. He earned a B.S. in Accounting from Boston College. Mr. Iacono is a CPA and has earned the right to use the Chartered Financial Analyst designation.
Marc R. Shapiro has been with Principal® since 2004. He earned a B.A. in Finance and Marketing from Emery University.
Delete the Sub-Advisor: Columbus Circle Investors section and the Sub-Advisor: Symphony Asset Management LLC section, and add the following alphabetically:
Sub-Advisor: Nuveen Asset Management LLC (“Nuveen Asset Management”), 333 West Wacker Drive, Chicago, IL 60606, is an investment adviser registered with the SEC providing investment management services in a variety of investment strategies across multiple asset classes.
Strategy: a portion of Diversified Real Asset (master limited partnership strategy)
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